                                    EXHIBIT A
                        UGI CORPORATION AND SUBSIDIARIES

                           CONSOLIDATING BALANCE SHEET
                               SEPTEMBER 30, 2001

                                   (Unaudited)
                              (Millions of dollars)

                                                     Consolidated     Eliminations                  Northfield       Vulcan
                                                          UGI             and            UGI         Holding      Acquisition
                                                         Corp.        Adjustments       Corp.        Company         Corp.
                                                     ------------     ------------    ---------     ----------    -----------
ASSETS

     CURRENT ASSETS:

        Cash and cash equivalents                    $       87.5     $         --    $     0.6     $     31.3    $        --
        Short-term investments                                3.6               --           --             --             --
        Accounts receivable                                 180.8            (75.0)        14.5           57.6             --
        Accrued utility revenues                             11.1               --           --             --             --
        Accounts receivable - intercompany                     --               --           --             --             --
        Inventories                                         128.6               --           --             --             --
        Deferred income taxes                                25.2               --          0.2             --             --
        Prepaid expenses and other current assets            22.1             (1.6)         0.3             --             --
                                                     ------------     ------------    ---------     ----------    -----------
           Total current assets                             458.9            (76.6)        15.6           88.9             --

     INVESTMENTS IN SUBSIDIARIES                               --           (314.3)       314.3             --             --

     PROPERTY, PLANT AND EQUIPMENT

        Gross property, plant and equipment               1,913.5               --          0.4             --             --
        Less:  Accumulated depreciation and
               amortization                                 645.5               --          0.4             --             --
                                                     ------------     ------------    ---------     ----------    -----------
           Net property, plant and equipment              1,268.0               --           --             --             --

     OTHER ASSETS

        Intangible assets                                   672.4               --           --             --             --
        Utility regulatory assets                            56.2               --           --             --             --
        Other assets                                         94.7            (13.7)         2.6             --             --
                                                     ------------     ------------    ---------     ----------    -----------
           Total assets                              $    2,550.2     $     (404.6)   $   332.5     $     88.9    $        --
                                                     ============     ============    =========     ==========    ===========

                                                                                               United
                                                       UGI                        UGI          Valley       Ashtola        UGI
                                                    Utilities,    AmeriGas,    Properties,    Insurance    Production  Enterprises,
                                                       Inc.          Inc.         Inc.         Company      Company        Inc.
                                                    ----------   -----------  ------------   -----------   ----------  ------------
ASSETS

     CURRENT ASSETS:

        Cash and cash equivalents                   $      7.7   $      37.0  $        0.6   $       1.3   $      0.2  $        8.8
        Short-term investments                              --            --            --           3.6           --            --
        Accounts receivable                               39.2         105.6            --            --           --          38.9
        Accrued utility revenues                          11.1            --            --            --           --            --
        Accounts receivable - intercompany                  --            --            --            --           --            --
        Inventories                                       48.1          73.1            --            --           --           7.4
        Deferred income taxes                              5.5          12.6            --           0.2           --           6.7
        Prepaid expenses and other current assets          2.2          18.8           0.2            --           --           2.2
                                                    ----------   -----------  ------------   -----------   ----------  ------------
           Total current assets                          113.8         247.1           0.8           5.1          0.2          64.0

     INVESTMENTS IN SUBSIDIARIES                            --            --            --            --           --            --

     PROPERTY, PLANT AND EQUIPMENT

        Gross property, plant and equipment              855.2         984.0          10.3            --           --          63.6
        Less:  Accumulated depreciation and
               amortization                              276.4         355.1           2.2            --           --          11.4
                                                    ----------   -----------  ------------   -----------   ----------  ------------
           Net property, plant and equipment             578.8         628.9           8.1            --           --          52.2

     OTHER ASSETS

        Intangible assets                                   --         615.9            --            --           --          56.5
        Utility regulatory assets                         56.2            --            --            --           --            --
        Other assets                                      35.6          31.8           4.7           0.6           --          33.1
                                                    ----------   -----------  ------------   -----------   ----------  ------------
           Total assets                             $    784.4   $   1,523.7  $       13.6   $       5.7   $      0.2  $      205.8
                                                    ==========   ===========  ============   ===========   ==========  ============

                        UGI CORPORATION AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (Unaudited)
                              (Millions of dollars)

                                                            Consolidated   Eliminations                 Northfield       Vulcan
                                                                 UGI           and            UGI        Holding      Acquisition,
                                                                Corp.      Adjustments       Corp.       Company         Corp.
                                                            -------------   ------------   -----------   -----------   -----------
LIABILITIES  AND  EQUITY

     CURRENT LIABILITIES

        Current maturities of long-term debt                $       98.3   $         --   $        --   $       --    $        --
        Bank loans                                                  67.8             --            --           --             --
        Accounts payable                                           167.0          (10.5)         10.3           --             --
        Accounts payable - intercompany                               --           (3.7)           --           --             --
        Employee compensation and benefits accrued                  39.4             --           1.9           --             --
        Dividends and interest accrued                              38.4           (0.1)           --           --             --
        Income taxes accrued                                        11.6             --          (0.8)         0.2             --
        Refunds and deposits                                        55.6             --            --           --             --
        Other current liabilities                                   89.4           (2.3)          0.1           --             --
                                                            ------------   ------------   -----------   ----------    -----------
           Total current liabilities                               567.5          (16.6)         11.5          0.2             --

     DEBT AND OTHER LIABILITIES

        Long-term debt                                           1,196.9          (70.5)         47.5           --             --
        Deferred income taxes                                      182.4           (2.6)          0.1           --             --
        Deferred investment tax credits                              8.8             --            --           --             --
        Other noncurrent liabilities                                72.8             --           3.8           --             --

     MINORITY INTEREST

        Minority interest in AmeriGas Partners                     246.2             --            --           --             --

     PREFERRED STOCK

        UGI Utilities Series Preferred Stock Subject to

           Mandatory Redemption                                     20.0             --            --           --             --

     COMMON STOCKHOLDERS' EQUITY

        Common Stock                                                  --          (60.4)           --           --             --
        Additional paid-in-capital                                 395.0         (684.9)        395.0        275.7             --
        Retained earnings (accumulated deficit)                      9.0          430.9           9.0       (187.0)            --
        Accumulated comprehensive income (loss)                    (13.5)            --            --           --             --

                                                            ------------   ------------   -----------   ----------    -----------
                                                                   390.5         (254.0)        404.0         88.7             --
        Less:  treasury stock, at cost                             134.9            0.5         134.4           --             --
                                                            ------------   ------------   -----------   ----------    -----------
           Total common stockholders' equity                       255.6         (254.5)        269.6         88.7             --
                                                            ------------   ------------   -----------   ----------    -----------
           Total liabilities and stockholders' equity       $    2,550.2   $     (344.2)  $     332.5   $     88.9    $        --
                                                            ============   ============   ===========   ==========    ===========

                                                                                                  United
                                                          UGI                        UGI         Valley       Ashtola      UGI
                                                       Utilities,    AmeriGas,   Properties,    Insurance   Production  Enterprises
                                                          Inc.          Inc.         Inc.        Company      Company      Inc.
                                                       ----------   ----------   -----------   ----------   ----------  -----------
LIABILITIES  AND  EQUITY

     CURRENT LIABILITIES

        Current maturities of long-term debt           $       --   $     87.2   $       0.5   $       --   $       --  $      10.6
        Bank loans                                           57.8           --            --           --           --         10.0
        Accounts payable                                     65.9         73.9            --           --           --         27.4
        Accounts payable - intercompany                       1.6           --            --           --           --          2.1
        Employee compensation and benefits accrued            8.4         27.8            --           --           --          1.3
        Dividends and interest accrued                        5.4         32.7            --          0.1           --          0.3
        Income taxes accrued                                 11.1          6.9           0.1         (0.2)         0.1         (5.8)
        Refunds and deposits                                  6.0         48.6            --           --           --          1.0
        Other current liabilities                            21.2         52.9            --          3.0           --         14.5
                                                       ----------   ----------   -----------   ----------   ----------   -----------
           Total current liabilities                        177.4        330.0           0.6          2.9          0.1         61.4

     DEBT AND OTHER LIABILITIES

        Long-term debt                                      208.5        918.7           6.4           --           --         86.3
        Deferred income taxes                               121.9         59.3           0.1           --           --          3.6
        Deferred investment tax credits                       8.8           --            --           --           --           --
        Other noncurrent liabilities                         12.0         43.9            --           --           --         13.1

     MINORITY INTEREST

        Minority interest in AmeriGas Partners                 --        246.2            --           --           --           --

     PREFERRED STOCK

        UGI Utilities Series Preferred Stock Subject
           to Mandatory Redemption                           20.0           --            --           --           --           --

     COMMON STOCKHOLDERS' EQUITY

        Common Stock                                         60.3           --            --          0.1           --           --
        Additional paid-in-capital                           72.8        243.7           6.7          0.4          9.9         75.7
        Retained earnings (accumulated deficit)             102.7       (314.0)         (0.2)         2.2         (9.8)       (24.8)
        Accumulated comprehensive income (loss)                --         (4.1)           --          0.1           --         (9.5)

                                                       ----------   ----------   -----------   ----------   ----------  -----------
                                                            175.5        (74.4)          6.5          2.7          0.1         41.4
        Less:  treasury stock, at cost                         --           --                         --           --           --
                                                       ----------   ----------   -----------   ----------   ----------  -----------
           Total common stockholders' equity                175.5        (74.4)          6.5          2.7          0.1         41.4
                                                       ----------   ----------   -----------   ----------   ----------  -----------
           Total liabilities and stockholders' equity  $    724.1   $  1,523.7   $      13.6   $      5.6   $      0.2  $     205.8
                                                       ==========   ==========   ===========   ==========   ==========  ===========

                        UGI CORPORATION AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                   (Unaudited)
                              (Millions of dollars)

                                                            Consolidated   Eliminations                  Northfield       Vulcan
                                                                 UGI           and            UGI         Holding      Acquisition
                                                                Corp.       Adjustments       Corp.        Company         Corp.
                                                            ------------   ------------   -----------   -----------   -------------
REVENUES

     AmeriGas Propane                                       $    1,418.4   $         --   $       --    $        --   $          --
     UGI Utilities                                                 584.7             --           --             --              --
     International Propane                                          50.9             --           --             --              --
     Energy Services and other                                     414.1           (2.8)          --             --              --
                                                            ------------   ------------   ----------    -----------   -------------
                                                                 2,468.1           (2.8)          --             --              --

COSTS AND EXPENSES

     AmeriGas Propane cost of sales                                836.0             --           --             --              --
     UGI Utilities - gas, fuel and purchased power                 374.8              --           --             --              --
     International Propane cost of sales                            28.4             --           --             --              --
     Energy Services and other cost of sales                       382.2             --           --             --              --
     Operating and administrative expenses                         517.8          (13.1)        10.8             --              --
     Utility taxes other than income taxes                           9.2             --           --             --              --
     Depreciation and amortization                                 105.2             --           --             --              --
     Provision for exit costs - Hearth, USA(TM)                      8.5              --           --             --              --
     Other income, net                                             (21.4)          10.3         (9.7)          (2.0)             --
                                                            ------------   ------------   ----------    -----------   -------------
                                                                 2,240.7           (2.8)         1.1           (2.0)             --
                                                            ------------   ------------   ----------    -----------   -------------
OPERATING INCOME                                                   227.4             --         (1.1)           2.0              --

Interest expense                                                  (104.8)            --         (2.4)           3.4              --
Minority interests in AmeriGas Partners                            (23.6)            --           --             --              --
                                                            ------------   ------------   ----------    -----------   -------------
INCOME BEFORE INCOME TAXES, SUBSIDIARY
     PREFERRED STOCK DIVIDENDS AND ACCOUNTING
     CHANGES                                                        99.0             --         (3.5)           5.4              --
Income taxes                                                       (45.4)            --          0.7           (1.9)             --
Dividends on UGI Utilities Series Preferred Stock                   (1.6)          (1.6)          --             --              --
Equity in income of subsidiaries                                      --          (59.3)        59.3             --              --
                                                            ------------   ------------   ----------    -----------   -------------
INCOME BEFORE ACCOUNTING CHANGES                                    52.0          (60.9)        56.5            3.5              --
Cumulative effect of accounting changes, net                         4.5             --           --             --              --
                                                            ------------   ------------   ----------    -----------   -------------
NET INCOME                                                  $       56.5          (60.9)        56.5            3.5              --
                                                            ============
Dividends on preferred stock                                                        1.6           --             --              --
                                                                           ------------   -----------   -----------   -------------
NET INCOME AFTER DIVIDENDS ON PREFERRED STOCK                              $      (59.3)  $     56.5    $       3.5   $          --
                                                                           ============   ==========    ===========   =============

                                                                                              United
                                                      UGI                        UGI          Valley      Ashtola        UGI
                                                   Utilities,    AmeriGas,    Properties,   Insurance   Production   Enterprises,
                                                      Inc.         Inc.          Inc.        Company      Company        Inc.
                                                   ----------   ----------    -----------   ---------   ----------   ------------
REVENUES

     AmeriGas Propane                              $       --   $  1,418.4    $        --   $      --   $       --   $         --
     UGI Utilities                                      584.7           --             --          --           --             --
     International Propane                                 --           --             --          --           --           50.9
     Energy Services and other                             --           --            2.0         0.8           --          414.1
                                                   ----------   ----------    -----------   ---------   ----------   ------------
                                                        584.7      1,418.4            2.0         0.8           --          465.0

COSTS AND EXPENSES

     AmeriGas Propane cost of sales                        --        836.0             --          --           --             --
     UGI Utilities--gas, fuel and purchased power       374.8           --             --          --           --             --
     International Propane cost of sales                   --           --             --          --           --           28.4
     Energy Services and other cost of sales               --           --             --          --           --          382.2
     Operating and administrative expenses               93.6        379.4            0.8         1.3           --           45.0
     Utility taxes other than income taxes                9.2           --             --          --           --             --
     Depreciation and amortization                       23.8         75.5            0.2          --           --            5.7
     Provision for exit costs - Hearth, USA(TM)            --           --             --          --           --            8.5
     Other income, net                                  (15.1)        (6.4)          (0.2)       (0.3)          --            2.0
                                                   ----------   ----------    -----------   ---------   ----------   ------------
                                                        486.3      1,284.5            0.8         1.0           --          471.8
                                                   ----------   ----------    -----------   ---------   ----------   ------------
OPERATING INCOME                                         98.4        133.9            1.2        (0.2)          --           (6.8)

Interest expense                                        (18.9)       (80.3)          (0.6)         --           --           (6.0)
Minority interests in AmeriGas Partners                    --        (23.6)            --          --           --             --
                                                   ----------   ----------    -----------   ---------   ----------   ------------
INCOME BEFORE INCOME TAXES, SUBSIDIARY
     PREFERRED STOCK DIVIDENDS AND ACCOUNTING
     CHANGES                                             79.5         30.0            0.6        (0.2)          --          (12.8)

Income taxes                                            (31.4)       (16.2)          (0.3)        0.1          0.5            3.1
Dividends on UGI Utilities Series Preferred Stock          --           --             --          --           --             --
Equity in income of subsidiaries                           --           --             --          --           --             --
                                                   ----------   ----------    -----------   ---------   ----------   ------------
INCOME BEFORE ACCOUNTING CHANGES                         48.1         13.8            0.3        (0.1)         0.5           (9.7)
Cumulative effect of accounting changes, net               --          4.5             --          --           --             --
                                                   ----------   ----------    -----------   ---------   ----------   ------------

NET INCOME                                               48.1         18.3            0.3        (0.1)         0.5           (9.7)

Dividends on preferred stock                             (1.6)          --             --          --           --             --
                                                   ----------   ----------    -----------   ---------   ----------   ------------
NET INCOME AFTER DIVIDENDS ON PREFERRED STOCK          $ 46.5   $     18.3    $       0.3   $    (0.1)  $      0.5   $       (9.7)
                                                   ==========   ==========    ===========   =========   ==========   ============

                        UGI CORPORATION AND SUBSIDIARIES
       CONSOLIDATING STATEMENT OF RETAINED EARNINGS (ACCUMULATED DEFICIT)

                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
                                   (Unaudited)
                              (Millions of dollars)

                                                            Consolidated   Eliminations                  Northfield     Vulcan
                                                                 UGI            and            UGI         Holding    Acquisition
                                                                Corp.       Adjustments       Corp.        Company       Corp.
                                                            ------------   ------------   -----------    ----------   ------------
Balance at September 30, 2000                               $       (4.9)  $      407.1   $      (4.9)   $   (190.5)  $        0.5

     Net income (loss)                                              56.5          (60.9)         56.5           3.5             --

     Dividends on Common Stock                                     (42.6)          83.1         (42.6)           --           (0.5)

     Dividends on UGI Utilities Series Preferred Stock                --            1.6            --            --             --

                                                            ------------   ------------   -----------    ----------   ------------
Balance at September 30, 2001                               $        9.0  $      430.9   $       9.0    $   (187.0)  $         --
                                                            ============   ============   ===========    ==========   ============

                                                                                            United
                                                      UGI                       UGI          Valley      Ashtola        UGI
                                                   Utilities,    AmeriGas,   Properties,   Insurance   Production   Enterprises,
                                                      Inc.          Inc.        Inc.        Company      Company        Inc.
                                                   ----------   ----------   -----------   ---------   ----------   ------------
Balance at September 30, 2000                      $     95.6   $   (291.3)  $        --   $     2.5   $    (10.3)  $      (13.6)

     Net income (loss)                                   48.1         18.3           0.3        (0.1)         0.5           (9.7)

     Dividends on Common Stock                          (39.4)       (41.0)         (0.5)       (0.2)          --           (1.5)

     Dividends on UGI Utilities Series
       Preferred Stock                                   (1.6)          --            --          --           --

                                                   ----------   ----------   -----------   ---------   ----------   ------------
Balance at September 30, 2001                      $    102.7   $   (314.0)  $      (0.2)  $     2.2   $     (9.8)  $      (24.8)
                                                   ==========   ==========   ===========   =========   ==========   ============